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                                                                    Exhibit 99.2


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)


We, being the Chief Executive Officer and Chief Accounting Officer of BayCorp Holdings, Ltd., hereby certify that (i) the foregoing quarterly report on Form 10-Q of BayCorp Holdings, Ltd. for the quarterly period ending June 30, 2002 complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the foregoing quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of BayCorp Holdings, Ltd. as of June 30, 2002.


Date: August 14, 2002                             By:  /s/ Frank W. Getman Jr.
                                                  ----------------------------

                                                  Frank W. Getman Jr.
                                                  Chief Executive Officer



                                                  By: /s/  Patrycia T. Barnard
                                                  ----------------------------

                                                  Patrycia T. Barnard
                                                  Chief Accounting Officer